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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 6, 2000


                                REALAMERICA CO.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-6978                    61-8623857
         ---------                     ------                    ----------
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


                5210 McKinney Avenue, Suite 300, Dallas TX 75205
                ------------------------------------------------
          (Address of principal executive offices including zip code)

                                 (214) 526-0940
                                 --------------
              (Registrant's telephone number including area code)


                                 Not Applicable

          (Former name or former address if changed since last report)
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Item 4.           Changes in the Registrant's Certifying Accountant.

         As of June 2, 1999, as reported in the last Form 8-K filing of RealAmerica Co. (alternately referred to as the "Company" or the "Registrant" herein) dated June 9, 1999, the independent accounting firm KPMG Peat Marwick ("KPMG") was dismissed by the Board of Directors of the Company acting on the advice of the Audit Committee. The Audit Committee consists of the three (3) outside and non-executive directors of the Company. This form 8-K/A is prepared for the purpose of clarifying the status of the Company's certifying accountant and the matters related to the change pursuant to Item 304 of Regulation S-K of the Securities Act of 1934, as amended (the "Act").

         The KPMG report on the Company's financial statements for the year ended November 30, 1993 and November 30, 1994 did not contain an adverse opinion or a disclaimer or opinion and were not qualified or modified as to uncertainty, audit scope, or principles. There were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure through KPMG's issuance of their report in connection with their audit of the Company's financial statements for the year ended November 30, 1994.

         The reasons for dismissing KPMG are that the office of KPMG in Lexington, Kentucky responsible for reporting on the Company's financial statements for 1994 and prior years was closed by KPMG and the managing partner responsible for the certifying audit of the Company has retired. A letter from KPMG regarding the change in certifying accountant is filed herewith.

         The Board of Directors of the Company, acting upon the recommendation of its Audit Committee selected Semple & Cooper, LLP ("Semple & Cooper") of 2700 N. Central Avenue, 11th Floor, Phoenix, Arizona 85004 as independent accountants to examine the financial statements of the Company and its subsidiaries for the fiscal years ended November 30, 1998 and November 30, 1999, and to perform other appropriate accounting services; provided, however, that the Audit Committee and the Board of Directors has directed Semple & Cooper of the intention of the Company to elect to change its fiscal year to end annually at December 31 rather than November 30. Semple & Cooper has been responsible for providing its audit report on the surviving reporting entity, Trucat Holding Co., Inc., for its financial statements for the year ended December 31, 1997, December 31, 1996 and December 31, 1995.

Item 7.           Financial Statements and Exhibits.

(a)      Exhibits.

         The letter from KPMG regarding the change in certifying accountant of the Company is filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Act the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 RealAmerica Co.


                                                 /s/ GEORGE E. BURCH III
                                                 ------------------------------
                                                 George E. Burch III
                                                 President


Dated:  July 6, 2000

Securities and Exchange Commission
450 Fifth Street N.W.
Washington DC 20549


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION
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
a                                  Letter from KPMG